Restructuring Activities	12 Months Ended
Dec. 31, 2022
Restructuring Activities [Abstract]
Restructuring Activities

Note 30 — Restructuring Activities

On September 21, 2022, Inpixon informed its employees that it was taking steps to streamline its operations and conserve cash resources. These steps included layoffs which reduced Inpixon’s global employee headcount by approximately 20%. The layoffs resulted in one-time expenses of approximately $0.8 million in the Indoor Intelligence segment which consisted of severance payouts to terminated employees and outplacement service expenses for the year ended December 31, 2022, of which $0.7 million pertain to discontinued operations. These expenses were included in the Company’s total operating expenses on the Consolidated Statements of Operations with the unpaid restructuring costs included in accrued liabilities in the Consolidated Balance Sheets.

The Company recorded a Restructuring costs payable for costs incurred related to the restructuring activities noted above for costs incurred but not yet paid as of December 31, 2022. A summary of the activity for the year ended December 31, 2022, is included below (in thousands):

Restructuring costs payable – January 1, 2022	$—
Restructuring costs incurred	845
Restructuring costs paid	(793)
Restructuring costs payable – December 31, 2022	$52

Less discontinued operations	$(52)
Restructuring costs – continuing operations	$—